Exhibit 10.8

DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

1. Purposes of this Plan. The purpose of this Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees, Directors and Consultants, and (iii) promote the success of the Company’s business by offering these individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase this interest, by permitting them to receive Shares of the Company. This Plan permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock-Based Awards.

2. Definitions. As used in this Plan, the following definitions apply:

(a) “Administrator” means the Board or any of its Committees that are administering this Plan, in accordance with Section 4 of this Plan.

(b) “Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

(c) “Applicable Laws” means the requirements relating to the administration of, and the issuance of securities under, equity-based awards or equity compensation plans, including, without limitation, the requirements of U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or may be, granted under this Plan. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.

(d) “Acquiror” means the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be, in a Change in Control.

(e) “Award” means, individually or collectively, a grant under this Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock-Based Awards.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto. The Award Agreement may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of this Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to a Participant’s termination by the Company as a Service Provider, for “Cause” as such term (or word of like import) is expressly defined in a then- effective written employment, consulting or other similar agreement between the Participant and the Company. In the absence of an effective written agreement that contains a definition of Cause, the term Cause shall mean any of the following: (i) any act or omission by the Participant that constitutes a material breach by the Participant of any of his or her obligations under this Plan or an applicable Award Agreement; (ii) the Participant’s conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or a crime which could reflect negatively upon the Company or otherwise impair or impede its operations; (iii) the Participant engaging in any misconduct, negligence, act of dishonesty, violence or threat of violence (including any violation of federal securities laws) that is injurious to the Company or any of its Affiliates; (iv) the Participant’s material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company; (v) the Participant’s refusal to follow the directions of his or her superiors; and (vi) any other willful misconduct by the Participant which is materially injurious to the financial condition or business reputation of the Company or any of its Affiliates. Notwithstanding anything in this Plan or in any Award Agreement to the contrary, if the Participant’s status as a Service Provider is terminated without Cause, the Company shall have the sole discretion to later use after-acquired evidence to retroactively re-characterize the prior termination as a termination for Cause if such after-acquired evidence supports such an action. If after-acquired evidence would support a termination for Cause and the Participant has already exercised an Option or vested in an Award, the Participant agrees as a condition of his or her receiving the Option that the Company shall repurchase the Shares at the price paid by the Participant, and if instead the Award was granted with no purchase price, then the Award or Shares shall be immediately and automatically forfeited for no consideration, with or without the Participant’s consent.

(i) “Change in Control” means, as defined in an agreement that addresses Change in Control and equity awards and was entered into by and between the Company and the Participant, and if not defined therein or no such agreement exists, then Change in Control means consummation of any of the following events that occurs after the Effective Date:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, or (B) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) The sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effecting, including liquidation) other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company’s shareholders;

(iii) A change in the composition of the Board during any twelve (12) consecutive month period the result of which is that fewer than a majority of the Directors are Incumbent Directors. For this purpose, “Incumbent Directors” are Directors who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but does not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or

(iv) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(j) “Code” means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations and administrative guidance promulgated thereunder.

(k) “Committee” means a committee of Directors or other individuals that satisfies Applicable Laws and was appointed by the Board in accordance with Section 4 of this Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Deep Isolation Nuclear, Inc., a Delaware corporation, and any successor to thereto.

(n) “Consultant” means any natural person, including an advisor, engaged by the Company or an Affiliate to render services to such entity.

(o) “Director” means a member of the Board.

(p) “Disability” means either: (i) a total and permanent disability as defined in Section 22(e)(3) of the Code (applicable only to Incentive Stock Options); or (ii) the Participant (x) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; (y) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Participants of the Company; or (z) is determined by the Social Security Administration to be disabled. Notwithstanding the foregoing, the Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its sole discretion.

(q) “Dividend Equivalent” means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances will the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right. Additionally, Dividend Equivalents will be subject to the same restrictions on transferability and forfeitability as the Award with respect to which they were paid.

(r) “Effective Date” means the date of the closing of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization pursuant to which Deep Isolation Acquisition Corp. merged into Deep Isolation, Inc., with the latter being the surviving entity and a wholly-owned subsidiary of the Company, dated as of July 23, 2025 (such agreement being referred to herein as the “Merger Agreement”).

(s) “Employee” means any person, including officers, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company is sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value is the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock is the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing to the contrary, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value will be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

(w) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement, or an intended Incentive Stock Option that does not so qualify.

(x) “Option” means an option to purchase Shares that is granted pursuant to this Plan in accordance with Section 7 hereof.

(y) “Other Stock-Based Awards” means any other awards not specifically described in this Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12 of this Plan.

(z) “Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Participant” means a Service Provider who has been granted an Award under this Plan or, if applicable, such other person who holds an outstanding Award.

(bb) “Performance Goals” means goals which have been established by the Administrator in connection with an Award and are based on one or more criteria as established by the Administrator in its sole discretion from time to time.

(cc) “Performance Period” means the time period during which the Performance Goals must be met.

(dd) “Performance Share” means Shares issued pursuant to a Performance Share Award under Section 11 of this Plan.

(ee) “Performance Unit” means, pursuant to Section 11 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.

(ff) “Plan” means this 2025 Equity Incentive Plan, as amended from time to time. (gg) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 of this Plan or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means, pursuant to Section 10 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to this Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ll) “Service Provider” means a natural person that is an Employee, Director or

Consultant.

(mm) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of this Plan.

(nn) “Stock Appreciation Right” or “SAR” means, pursuant to Section 9 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised and the Fair Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.

(oo) “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to this Plan.

(a) Stock Subject to this Plan. Subject to the provisions of Section 15 of this Plan, the maximum aggregate number of Shares that may be issued under this Plan is ten million, eight hundred eighty-eight thousand, six hundred one (10,888,601) Shares, of which (i) 5,000,000 shares may be issued in connection with future awards granted under this Plan and (ii) 5,888,601 of which may be issued under this Plan upon the exercise of the stock options issued by Deep Isolation, Inc. (“Deep Isolation”), under Deep Isolation’s 2018 Equity Incentive Plan and assumed by the Company pursuant to the Merger Agreement, all of which may be subject to Incentive Stock Option treatment. The maximum aggregate number of Shares that may be issued pursuant to all awards under this Plan will increase annually on the first day of each fiscal year after the adoption of this Plan by the number of Shares equal to four percent (4.0%) of the total issued and outstanding common shares of the Company on the first day of such fiscal year. Shares will not be deemed to have been issued pursuant to this Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under this Plan will be reduced only by the number of Shares actually issued in such exercise or settlement. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender or withholding of Shares as full or partial payment of such exercise price, or if Shares are tendered or withheld to satisfy any withholding obligations of the Company, the number of Shares so tendered or withheld will again be available for issuance pursuant to future Awards under this Plan.

(b) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of the Award or the forfeited or repurchased Shares will again be available for grant under this Plan.

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as are sufficient to satisfy the requirements of this Plan. The Shares may consist, in whole or in part, of authorized but unissued Shares, treasury shares or Shares reacquired by the Company in any manner.

(d) Shares under Plans of Acquired Companies. Shares issued or transferred pursuant to an Award granted in substitution for outstanding awards, or in connection with assumed awards, previously granted by a company or other entity acquired by the Company or with which the Company combines, shall not count against the limits in the first sentence of Section 3(a) hereof.

4. Administration of this Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer this Plan.

(ii) Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3, then it will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, this Plan will be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.

(iv) Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day- to-day administration of this Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator has the authority, in its discretion to:

(i) determine the Fair Market Value of Awards;

(ii) select the Service Providers to whom Awards may be granted under this Plan;

(iii) determine the number of Shares or cash to be covered by each Award granted under this Plan;

(iv) determine when Awards are to be granted under this Plan and the applicable date of grant;

(v) approve forms of Award Agreements for use under this Plan;

(vi) determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the purchase price, the time or times when Awards may be exercised (which may be based on Performance Goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, may determine;

(vii) reduce, with or without Participant consent, the exercise price of any Award to the then-current Fair Market Value (or a higher value) if the Fair Market Value of the Common Stock covered by such Award has declined since the date the Award was granted;

(viii) construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;

(ix) prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to the creation and administration of sub-plans established for the purpose of satisfying applicable laws of jurisdictions other than the United States;

(x) amend the terms of any outstanding Award, including the discretionary authority to extend the post-termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, but any amendment that would adversely affect the Participant’s rights under an outstanding Award will not be made without the Participant’s written consent; provided further, however, that no amendment may be implemented that would reduce the exercise price of, reprice or cancel and re-grant outstanding stock options without a prior affirmative vote of the Company’s stockholders;

(xi) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award up to the number of Shares or cash having a Fair Market Value equal to the amount required to be withheld up to the maximum individual income tax rate in the applicable jurisdiction. The Fair Market Value of any Shares to be withheld is to be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose are to be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;

(xiv) determine whether Awards are to be settled in Shares, cash or in a combination of Shares and cash;

(xv) determine whether Awards are to be adjusted for Dividend Equivalents;

(xvi) create Other Stock-Based Awards for issuance under this Plan;

(xvii) establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under this Plan;

(xviii) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation,

(A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xix) establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award;

(xx) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to an Award;

(xxi) to correct administrative errors; and

(xxii) make all other determinations that the Administrator deems necessary or advisable for administering this Plan.

The express grant in this Plan of any specific power to the Administrator will not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, actions and interpretations will be final, conclusive and binding on all persons having an interest in this Plan.

(d) Indemnification. The Company must defend and indemnify the Indemnitees to the maximum extent permitted by law against (i) all reasonable expenses, including reasonable attorneys’ fees incurred in connection with the defense of any Claim to which any of them is a party by reason of any action taken or failure to act in connection with this Plan, or in connection with any Award granted under this Plan; and (ii) all amounts required to be paid by them in settlement of a Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person will be entitled to indemnification to the extent it is determined in such Claim that such person did not in good faith and in a manner reasonably believed to be in the best interests of the Company (or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful). In addition, to be entitled to indemnification, the Indemnitee must, within thirty (30) days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company’s expense, to defend the Claim. This right to indemnification is in addition to all other rights of indemnification available to the Indemnitee. For purposes of this Section 4(d), (y) the term “Claim” shall mean any claim, investigation, action, suit or proceeding, and any appeal therein, and (z) the term “Indemnitee” means members of the Board, the Committee, the Administrator, officers and Employees of the Company or of an Affiliate to whom authority to act for the Board, the Committee, the Administrator or the Company is delegated under this Plan.

5. Eligibility. With the exception of Incentive Stock Options, Awards may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) $100,000 Limitation for Incentive Stock Options. Each Option must be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Options with respect to such Shares are granted.

(b) Repricing and Reload Options Prohibited. Except as provided in Section 15(a) (entitled “Adjustments”), and as an additional clarification to the latter langue contained in Section 4(b)(x), the Company may not, without obtaining stockholder approval: (i) amend or modify the terms of any outstanding Option or SAR to reduce the exercise price of such outstanding Option or SAR; (ii) cancel, exchange or permit or accept the surrender of any outstanding Option or SAR in exchange for an Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR; or (iii) cancel, exchange or permit or accept the surrender of any outstanding Option or SAR in exchange for any other Award, cash or securities for purposes of repricing such Option or SAR.

7. Options.

(a) Grant of Options. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, may determine.

(b) Option Agreement. Each grant of an Option must be evidenced by an Award Agreement that specifies the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions (if any) applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

(c) Term of Option. The term of each Option must be stated in the Award Agreement. In the case of an Incentive Stock Option, the term must be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option must be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(d) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option is to be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price must be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price must be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator, but must not be less than the Fair Market Value per Share on the date of grant unless the terms of such Nonstatutory Stock Option comply with Section 409A of the Code.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. The Administrator may, in its sole discretion, accelerate the satisfaction of such conditions at any time.

(e) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i) cash or cash equivalents;

(ii) check;

(iii) in the discretion of the Administrator, surrendering or attesting to the ownership of Shares that are already owned by the Participant that meet the conditions established by the Administrator to avoid adverse accounting consequences, valued at their Fair Market Value on the date the Option is exercised;

(iv) in the discretion of the Administrator, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes;

(v) in the discretion of the Administrator, through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share. The number of net Shares to be received shall be rounded down to the nearest whole number of Shares;

(vi) in the discretion of the Administrator, a reduction in the amount of any Company liability to the Participant;

(vii) in the discretion of the Administrator, any combination of the foregoing methods of payment; or

(viii) in the discretion of the Administrator, any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option granted under this Plan will be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding), and (z) all representations and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option must be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment is to be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 or the applicable Award Agreement. Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider (Other than Death or Disability). If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after the Participant ceasing to be a Service Provider, the vested portion of such Option will be exercisable for three (3) months after the Participant ceases to be a Service Provider (other than upon the Participant’s death or Disability). Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date the Participant ceases to be a Service Provider (other than upon the Participant’s death or Disability), then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate and the Shares covered by the unexercised portion of the Option shall be forfeited.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of his or her Disability, the Participant may exercise the vested portion of his or her Option within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after the Participant ceasing to be a Service Provider as a result of his or her Disability, the vested portion of such Option will be exercisable for twelve (12) months after the Participant ceasing to be a Service Provider as a result of his or her Disability. Unless otherwise provided by the Administrator, if the Participant is not vested as to the Participant’s entire Option on the date he or she ceases to be a Service Provider as a result of his or her Disability, then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant does not exercise his or her Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate and the Shares covered by the unexercised portion of the Option shall be forfeited.

(iv) Death of Participant. If a Participant dies while a Service Provider, the vested portion of the Option may be exercised within the time period specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his or her death; provided that such designation must be acceptable to the Administrator. If no beneficiary has been designated by the Participant, then the vested portion of the Option may be exercised by the personal representative of the Participant’s estate, or by the persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time period within which the vested portion of such Option must be exercised after a Participant’s death, the vested portion of such Option will be exercisable for twelve (12) months after his or her death. Unless otherwise provided by the Administrator, if the Participant is not vested as to his or her entire Option on the date he or she ceases to be a Service Provider as a result of the Participant’s death, then immediately thereafter, the Shares covered by the unvested portion of the Option shall be forfeited. Additionally, if the Participant’s beneficiary, personal representative or permitted transferee does not exercise the Option as to all of the vested Shares within the time period specified herein, then immediately thereafter, the Option will terminate.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, determines.

(b) Restricted Stock Agreement. Each Award of Restricted Stock must be evidenced by an Award Agreement that specifies the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

(c) Removal of Restrictions. The Administrator may, in its sole discretion, accelerate the time at which any restrictions will lapse or be removed.

(d) Voting Rights. Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(e) Dividends and Other Distributions. Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares; provided, however, that if so determined by the Administrator and provided by the Award Agreement, such dividends and distributions shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to shareholders (or, if later, the fifteenth (15th) day of the third month following the date such dividends or distributions are paid to shareholders).

9. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Service Provider at any time and from time to time as may be determined by the Administrator, in its sole discretion. The Administrator has complete discretion to determine the number of SARs granted to any Service Provider. Subject to the provisions of Section 6(b), the Administrator has complete discretion to determine the terms and conditions of SARs granted under this Plan, including the sole discretion to accelerate exercisability at any time, but the per Share exercise price that will determine the amount of the payment the Company receives upon exercise of a SAR will not be less than the Fair Market Value per Share on the date of grant unless the terms of such SAR comply with Section 409A of the Code.

(b) SAR Agreement. Each SAR grant must be evidenced by an Award Agreement that specifies the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

(c) Expiration of SARs. A SAR granted under this Plan will expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement; but no SAR may be exercisable later than ten (10) years after the date of grant. Notwithstanding the foregoing, Sections 7(f)(ii), 7(f)(iii) and 7(f)(iv) also apply to SARs.

(d) Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise and the exercise price; by

(ii) The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Administrator, the payment upon the exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, determines.

(b) Restricted Stock Unit Agreement. Each Award of Restricted Stock Units must be evidenced by an Award Agreement that specifies the number of Restricted Stock Units granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

(c) Removal of Restrictions. The Administrator may, in its sole discretion, accelerate the time at which any restrictions will lapse or be removed.

(d) Voting Rights. Participants holding Restricted Stock Units shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

(e) Dividends Equivalents. The Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalents with respect to the payment of cash dividends on Shares during the period beginning on the date such Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalents, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Shares, as determined by the Administrator. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per Share on such date. If so determined by the Administrator and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally granted. If the Award Agreement provides for current payment of Dividend Equivalents in cash, such amounts shall be paid no later than the end of the calendar year in which the corresponding dividends are paid to shareholders (or, if later, the fifteenth (15th) day of the third (3rd) month following the date such dividends are paid to shareholders).

11. Performance Units and Performance Shares.

(a) Grant of Performance Units and Performance Shares. Subject to the terms and conditions of this Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as may be determined by the Administrator in its sole discretion. The Administrator has complete discretion in determining the number of Performance Units and Performance Shares granted to each Service Provider.

(b) Value of Performance Units and Performance Shares. Each Performance Unit and Performance Share must have an initial value established by the Administrator on or before the date of grant. Each Performance Share must have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Goals and Other Terms. The Administrator may set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units and Performance Shares that will be paid out to the Participant. Each award of Performance Units or Performance Shares must be evidenced by an Award Agreement that specifies the Performance Period and such other terms and conditions as the Administrator in its sole discretion may determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service), or any other basis determined by the Administrator in its sole discretion.

(d) Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. After the grant of Performance Units or Performance Shares, the Administrator may, in its sole discretion, reduce or waive any performance objectives for the Performance Units or Performance Shares.

(e) Form and Timing of Payment of Performance Units. Payment of earned Performance Units, if any, will be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units in the form of cash, in Shares or in a combination of cash and Shares.

(f) Cancellation of Performance Units or Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares will be forfeited to the Company, and the Shares subject to such Awards (if any) will again be available for grant under this Plan as set forth in Section 3.

12. Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under this Plan and/or cash awards made outside of this Plan. The Administrator has authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards are to be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or distribution rights and whether the Award should be paid in cash.

13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted under this Plan will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three (3) months after the expiration of the leave of absence, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. If the Administrator makes an Award transferable, such Award may contain such additional terms and conditions as the Administrator deems appropriate.

15.	Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments. In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment will be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits contained in Sections 3 and 6(b). Notwithstanding the preceding sentence, the number of Shares subject to any Award always will be a whole number.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practical prior to the effective date of the proposed transaction. The Administrator, in its sole discretion, may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to the transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award will lapse with respect to one hundred percent (100%) of the Shares underlying such Award, and that any Award vesting will accelerate in full, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such liquidation or dissolution.

(c) Change in Control. This Section 15(c) will apply except to the extent otherwise provided in the Award Agreement or other individual agreement in place between the Service Provider and the Company.

(i) Assumption, Continuation or Substitution. In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards that are assumed or substituted, if on the date of or following the assumption or substitution, the Participant’s status as a Service Provider is terminated without Cause within twenty-four (24) months following the date of the Change in Control, then all restrictions on Awards granted to such Participant will lapse, and the Participant will fully vest in and have the right to exercise, if applicable, his or her Awards, and, to the extent applicable, all Performance Goals and other vesting criteria will be deemed achieved at target levels and all other terms and conditions deemed satisfied. Unless determined otherwise by the Administrator, if the successor corporation refuses to assume or substitute for the Award, then immediately prior to such Change in Control, all outstanding Awards shall become fully vested, all applicable restrictions shall lapse, all performance objectives and other vesting criteria shall be deemed achieved at targeted levels and, with respect to Options or SARs, Participants shall have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted on the Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For purposes of this Section 15(c)(i), an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to an Award immediately prior to the Change in Control, the consideration (whether securities, cash or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received for each Share, and upon the exercise of the Option or SAR for each share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Change in Control. Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance objectives shall not be considered assumed if the Company or its successor modifies any of the performance objectives without the Participant’s consent; provided, however, a modification to performance objectives only to reflect the successor corporation’s post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

(ii) Cash-Out of Outstanding Stock-Based Awards. Notwithstanding any provision of Section 15(c)(1) to the contrary, the Administrator may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in Shares or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Administrator) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced (but not below zero) by the exercise or purchase price per Share, if any, under such Award. In the event such determination is made by the Administrator, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section 15 (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. The Administrator will provide a notice of the determination to each Participant within a reasonable time after the date of such grant.

17. Board and Shareholder Approval; Term of Plan. This Plan will become effective upon the later to occur of (i) its adoption by the Board, (ii) its approval by the Company’s shareholders, and (iii) the Effective Date. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 18.

18. Amendment and Termination of this Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.

(b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws. To the extent it is desired to grant Incentive Stock Options under this Plan, then approval of this Plan by the shareholders of the Company must occur within twelve (12) months before or after the date this Plan is adopted by the Board. Such approval by shareholders of the Company shall be obtained in the degree and manner required under Applicable Law. Incentive Stock Options may be granted, but Incentive Stock Options may not be exercised, prior to approval of this Plan by shareholders of the Company.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of this Plan will materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of this Plan will not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted under this Plan prior to the date of termination. No Shares shall be issued or sold under this Plan after the termination thereof, except upon exercise of an Award granted prior to the termination of this Plan. Notwithstanding the foregoing, or anything in this Plan to the contrary, the Administrator shall have unilateral authority to amend an Award, without Participant consent, to the minimum extent necessary to comply with Section 409A of the Code and such amendment shall not be deemed to materially impair the rights of such Participant.

19. Conditions upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Taxes. As a condition to the exercise or settlement of an Award, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable withholding taxes arising in connection with the exercise or settlement of an Award under the laws of U.S. federal, state, local or non-U.S. jurisdictions. The Company shall not be required to issue any Shares under this Plan until the foregoing obligations are satisfied. Without limiting the generality of the foregoing, upon the exercise or settlement of any Award, the Company shall have the right to withhold taxes from any compensation or other amounts that the Company may owe to the Participant, or to require the Participant to pay to the Company the amount of any taxes that the Company may be required to withhold with respect to the Shares issued to the Participant. Without limiting the generality of the foregoing, the Administrator in its sole discretion may authorize the Participant to satisfy all or part of any withholding tax liability by: (i) having the Company withhold from the Shares that would otherwise be issued upon the exercise or settlement of an Award up to that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, sufficient to satisfy the withholding obligations based on the maximum individual income tax rate in the applicable jurisdiction; and/or (ii) delivering to the Company previously owned and unencumbered Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to the amount of the Company’s withholding tax liability to be so satisfied. Subject to the preceding sentence, the exercisability or settlement of any Award Agreement shall be determined by the Administrator in its sole discretion.

20. Severability. Notwithstanding any contrary provision of this Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or any Award Agreement are invalid, illegal, or unenforceable in any respect, such provision will be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of this Plan or Award, as applicable, will not in any way be affected or impaired thereby.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.

22. No Rights to Awards. No Participant, eligible Service Provider, or other person shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of a Service Provider, Participant, or holders or beneficiaries of Awards under this Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

23. No Shareholder Rights. Except as otherwise provided in an Award Agreement, a Participant has none of the rights of a shareholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

24. Fractional Shares. No fractional Shares will be issued and the Administrator will determine, in its sole discretion, whether cash will be paid in lieu of fractional Shares or whether such fractional Shares will be eliminated by rounding up or down as appropriate.

25. Governing Law. This Plan, all Award Agreements, and all related matters, are to be governed by the laws of the State of Delaware, without regard to choice of law principles that direct the Applicable Laws of another state.

26. No Effect on Terms of Employment or Consulting Relationship; Coordination with Any Employment Agreement. This Plan does not confer upon any Participant any right as a Service Provider, nor does it interfere in any way with his or her right or the right of the Company or an Affiliate to terminate the Participant’s service at any time, with or without Cause, and with or without notice. If a Service Provider has an employment agreement with the Company that addresses vesting of outstanding Awards or the post-termination exercise period of outstanding Options and such terms in the employment agreement conflict with the terms of an Award Agreement, then such terms in the employment agreement shall prevail over the conflicting terms in the Award Agreement.

27. No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any Participant acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

28. Section 409A. It is the intention of the Company that no Award be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and this Plan and the terms and conditions of all Awards are to be interpreted accordingly. The following rules will apply to Awards that are intended to comply with Section 409A:

(a) Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code) will occur no earlier than the expiration of the six-month (6) period following such separation from service.

(b) In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution will be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(c) Each payment that a Participant may receive with respect to a 409A Award will be treated as a “separate payment” for purposes of Section 409A of the Code.

29. Construction. Headings in this Plan are included for convenience and are not to be considered in the interpretation of this Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan is to be construed according to its fair meaning and is not to be strictly construed against the Company.

30. Compensation Recoupment. All compensation and Awards payable or paid under this Plan and any sub-plans will be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by applicable law or the listing standards of any applicable stock exchange or national market system.

* * * * *

TIME-BASED AWARD

DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Award (this “Notice”), the Restricted Stock Award Agreement attached hereto, including its Exhibits (collectively, the “Award Agreement”), and the Deep Isolation Nuclear, Inc. 2025 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Shares (the “Covered Shares”) by Deep Isolation Nuclear, Inc., a Delaware corporation (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice will have the meanings set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	___________________	Date of Grant:	___________________
and Address:	___________________	Vesting Commencement Date:	___________________
	___________________	Number of “Covered Shares”:	___________________
		Purchase Price per Share:	___________________

Vesting Schedule:

Subject to the Participant’s continuous status as a Service Provider and the terms of the Plan, this Notice and the Award Agreement, the Covered Shares shall vest (if at all) in accordance with the following vesting schedule (the “Vesting Schedule”):

[INSERT VESTING SCHEDULE]

[Notwithstanding the foregoing, the Covered Shares will automatically become fully vested upon the earlier of: (i) a Change in Control of the Company, (ii) the date that a publicly-traded market exists for the trading of the Company’s common stock (whether pursuant to an initial public offering or otherwise), (iii) the Participant’s Disability, and (iv) the Participant’s death.

[SIGNATURES ON NEXT PAGE]

Representations and Agreements of the Participant:

The Participant has reviewed this Notice, the Award Agreement, and the Plan in their entirety, has had an opportunity to have them reviewed by his or her legal and tax advisers, and hereby represents that the Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. The Participant represents to the Company that the Participant is familiar with the terms of this Notice, the Award Agreement, and the Plan, and hereby accepts the Covered Shares subject to all of their terms. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan will be resolved solely by the Administrator.

Electronic Signature:

This Notice may be executed by the Participant and the Company by means of electronic or digital signatures, which will have the same force and effect as manual signatures. The Participant agrees that clicking “I Accept” (or a tab of similar intent) in connection with or response to any electronic communication or other medium has the effect of affixing the Participant’s electronic signature to this Notice. If required to be executed by electronic or digital signature, this Award of Restricted Stock will be forfeited if the Participant does not so execute this Notice prior to the deadline set forth in the electronic transmission of this Notice and the Award Agreement.

DEEP ISOLATION NUCLEAR, INC.: PARTICIPANT:

Name:	By:

Signature:	Its:

Dated:	Dated:

DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Restricted Stock Award (the “Notice”), this Restricted Stock Award Agreement, including its Exhibits (collectively, this “Award Agreement”), and the Deep Isolation Nuclear, Inc. 2025 Equity Incentive Plan (the “Plan”), Deep Isolation Nuclear, Inc. (the “Company”) hereby grants the individual set forth in the Notice (the “Participant”) the number of Shares set forth in the Notice (the “Covered Shares”). Unless otherwise specifically indicated, all terms used in this Award Agreement have the meanings set forth in the Notice or the Plan.

1. Purchase Price Per Share. If the Covered Shares are subject to a purchase price, as set forth in the Notice, the Participant has the right to purchase such Covered Shares at the specified purchase price in accordance with such procedures as may be established by the Administrator from time to time.

2. Vesting Schedule. Subject to the Participant’s continuous status as a Service Provider and any other limitations set forth in the Notice, the Plan and this Award Agreement, the Covered Shares will vest in accordance with the Vesting Schedule provided in the Notice (the “Vesting Schedule”).

3. Risk of Forfeiture. The Covered Shares will be subject to a risk of forfeiture until such time as the Covered Shares vest in accordance with the Vesting Schedule. All or any portion of the Covered Shares subject to a risk of forfeiture will automatically be forfeited and immediately returned to the Company if the Participant’s continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan, the Notice, and this Award Agreement. Additionally, and notwithstanding anything in the Plan, the Notice or this Award Agreement to the contrary, the vested and unvested Covered Shares will automatically and immediately be forfeited upon the earlier of: (i) the termination of Participant’s continuous status as a Service Provider for Cause; and (ii) the Participant’s breach (as determined by the Administrator) of any provision of the Notice, this Award Agreement, the Plan or any other material agreement between the Company and/or an Affiliate on the one hand and the Participant on the other. The Administrator may implement any forfeiture under this Section 3 in a unilateral manner, without the Participant’s consent, and with no payment to the Participant, cash or otherwise, for the forfeited Covered Shares. In addition, if a Participant’s continuous status as a Service Provider is terminated for Cause, to the extent that the Participant has sold any Covered Shares acquired hereunder, the Participant shall be required to pay to the Company, in addition to any other remedy available (on a non-exclusive basis), within thirty (30) days of the Company’s request, an amount, specified by the Company, up to the aggregate after-tax proceeds that the Participant received upon the sale or other disposition of the Covered Shares.

4. Transfer Restrictions. The Covered Shares issued to the Participant hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant (other than by will or by the laws of descent or distribution) prior to the date when the Covered Shares become vested pursuant to the Vesting Schedule. Any attempt to transfer Covered Shares in violation of this Section 4 will be null and void and will be disregarded.

5. Escrow of Shares. For purposes of facilitating the enforcement of the provisions of the Notice, this Award Agreement and the Plan, the Participant agrees, immediately upon his or her deemed receipt of the certificate(s) for the Covered Shares, to deliver such certificate(s) (or electronic equivalent), together with a Stock Assignment Separate from Certificate in the form attached hereto as Exhibit A (executed in blank by the Participant and with respect to each such stock certificate) to the Secretary or Assistant Secretary of the Company, or his or her designee, as escrow agent (the “Escrow Agent”), to hold in escrow for so long as such Covered Shares have not vested pursuant to the Vesting Schedule. The Escrow Agent will have the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Award Agreement in accordance with the terms hereof. The Participant hereby acknowledges that the appointment of the Escrow Agent hereunder with the stated authorities is a material inducement to the Company to enter into the Notice and this Award Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Participant agrees that the Escrow Agent will not be liable to any party hereto (or to any other person) for any actions or omissions unless such Escrow Agent is grossly negligent relative thereto. The Escrow Agent may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of Covered Shares, the Escrow Agent will, without further order or instruction, transmit to the Participant the certificate (or electronic equivalent) evidencing such Shares.

6. Additional Securities. Any securities or cash received as the result of an adjustment provided for in Section 13 of the Plan (the “Additional Securities”) will be retained in escrow in the same manner and subject to the same conditions and restrictions as the Covered Shares with respect to which they were issued, including the Vesting Schedule. If the Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired will constitute Additional Securities. In the event of any change in certificates (or electronic equivalent) evidencing the Covered Shares or the Additional Securities by reason of any transaction under Section 15 of the Plan, the Escrow Agent is authorized to deliver to the issuer the certificates (or electronic equivalent) evidencing the Covered Shares or Additional Securities in exchange for the certificates (or electronic equivalent) of the replacement securities.

7. Shareholder Rights. Until such time as the Covered Shares are forfeited, the Participant will have all the rights of a shareholder with respect to unvested Covered Shares, including without limitation, the right to vote the unvested Covered Shares, subject however, to the restrictions contained in this Award Agreement.

8. Dividends. The Participant shall have the right to receive all cash dividends or other distributions paid with respect to the Covered Shares and Additional Securities. The Company will disburse to the Participant all regular cash dividends with respect to the Covered Shares and Additional Securities, whether vested or otherwise, less the amount to satisfy any applicable withholding obligations, on the same payment date dividends are disbursed to other shareholders of the Company. Such dividends will be fully vested on the date the dividends are disbursed and will not be subject to the Vesting Schedule.

9. Taxes. The Participant hereby acknowledges and understands that the Participant may suffer adverse tax consequences as a result of the Participant’s receipt of (or purchase of), vesting in, or disposition of, the Covered Shares.

(a) Representations. The Participant has reviewed with the Participant’s tax advisors the tax consequences of the Notice, this Award Agreement and the Covered Shares granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company, any Affiliate or any of their respective agents. The Participant hereby acknowledges and understands that the Participant (and neither the Company nor any Affiliate) will be responsible for the Participant’s tax liability that may arise as a result of the Participant receiving this Award Agreement and the Covered Shares granted hereunder.

(b) Section 83(b) of the Code Election. The Participant has been informed that if the Participant makes a timely election (the “Election”) pursuant to Section 83(b) of the Code to be taxed currently on any difference between the Fair Market Value of the Covered Shares and any purchase price paid, this will result in a recognition of taxable income to the Participant on the date the Covered Shares were granted. Absent such an Election, taxable income will be measured and recognized by the Participant at the time or times on which the Covered Shares become vested. The Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the Covered Shares granted pursuant to the Plan and this Award Agreement, and the advisability of filing the Election under Section 83(b) of the Code. A form of Election under Section 83(b) of the Code is attached hereto as Exhibit B.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT OF THE COMPANY OR ANY AFFILIATE TO TIMELY FILE THE ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY, ANY AFFILIATE OR THEIR REPRESENTATIVE TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

(c) Payment of Withholding Taxes. The Participant will make appropriate arrangements with the Company or any Affiliate for the satisfaction of all U.S. federal, state, local, non-U.S. income, and employment tax withholding requirements applicable to any Covered Shares. The Administrator has the sole authority to determine whether a “net withholding” may be permitted or is required for purposes of the Participant satisfying his or her obligations under this Section 9(c). The Participant hereby acknowledges the Company’s and any Affiliate’s obligations under this Award Agreement are fully contingent on the Participant first satisfying this Section 9(c). Therefore, a failure of the Participant to reasonably satisfy this Section 9(c) in accordance with the Administrator’s sole and absolute discretion will result in the automatic termination and expiration of this Award Agreement and the Company’s obligations hereunder. The Participant hereby agrees that a breach of this Section 9(c) will be deemed to be a material breach of this Award Agreement.

10. Legality of Initial Issuance. No Covered Shares will be issued unless and until the Administrator has determined that: (i) the Company and the Participant have taken all actions required to register the Covered Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Covered Shares are listed, if any, have been satisfied; and (iii) any other applicable provision of any Applicable Laws has been satisfied.

11. Restrictions on Transfer.

(a) Legends. The Participant hereby acknowledges and agrees that the Company may cause legends to be placed upon any certificate(s) (or electronic equivalent) evidencing ownership of the Covered Shares as may be deemed desirable by the Company or required by state or U.S. federal securities laws or other Applicable Laws.

(b) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein and Applicable Laws, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Restricted Securities. The Participant understands that the Covered Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering such Shares or an available exemption from registration under the Securities Act, such Covered Shares must be held indefinitely.

(d) Rights of the Company. The Company will not (i) record on its books the transfer of any Covered Shares that have been sold or transferred in contravention of this Award Agreement, or (ii) treat as the owner of Covered Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Covered Shares have been transferred in contravention of this Award Agreement. Any transfer of Covered Shares not made in conformance with this Award Agreement will be null and void and will not be recognized by the Company.

12. Lock-up Agreement. The Participant agrees that he or she will not, without the prior written consent of the managing underwriter, if any, during the period commencing on the date of the final prospectus relating to the registration by the Company of Shares or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3 and ending on the date specified by the Company and such managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the Company’s first firm commitment underwritten offering of its equity securities under the Securities Act (the “IPO”), or ninety (90) days in the case of any registration other than the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the recipient or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 12 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Participant or the immediate family of the Participant, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each recipient of securities hereunder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 12 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each recipient of securities hereunder until the end of such period.

13. Notice. Any notice required by the terms of this Award Agreement must be given in writing and will be deemed to be effective upon personal delivery or upon the earlier of delivery or the fifth (5th) business day after deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice must be addressed to the Company at its principal executive office and to the Participant at the address that the Participant most recently provided to the Company or any Affiliate.

14. Successors and Assigns. Except as provided herein to the contrary, the Notice, this Award Agreement and the Plan are binding upon and will inure to the benefit of the parties to the Notice and this Award Agreement, their respective permitted successors and assigns.

15. No Assignment. Except as otherwise provided in this Award Agreement, the Participant may not assign any of his or her rights under the Notice, this Award Agreement or the Plan without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company is permitted to assign its rights or obligations under the Notice, this Award Agreement and the Plan.

16. Construction; Severability. The captions used in this Award Agreement are inserted for convenience and are not to be deemed to be a part of this Award Agreement for construction or interpretation. Except where otherwise indicated by the context, the singular form includes the plural form and the plural form includes the singular form. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. The term “include” or “including” does not denote or imply any limitation. The term “business day” means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Mississippi. The validity, legality or enforceability of the remainder of the Notice and this Award Agreement will not be affected even if one or more of the provisions of the Notice or this Award Agreement are held to be invalid, illegal or unenforceable in any respect.

17. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by Applicable Laws, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, grant or award notifications and agreements, account statements, reports, and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and has the same force and effect as, his or her manual signature.

18. Administration and Interpretation. Any determination by the Administrator in connection with any question or issue arising under the Notice, the Plan or this Award Agreement will be final, conclusive and binding on the Participant, the Company, its Affiliates and all other persons. Any question or dispute regarding the interpretation of this Award Agreement or the receipt of the Covered Shares or Shares hereunder must be submitted by the Participant to the Administrator. The resolution of such question or dispute by the Administrator will be final and binding on all parties.

19. Counterparts. The Notice and each of the Exhibits to this Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile or portable document format (.pdf), and each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument.

20. Entire Agreement; Governing Law; and Amendments. The provisions of the Plan, the Notice, and the Exhibits are incorporated herein by reference. The Plan, the Notice, and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, its Affiliates and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Award Agreement is governed by the laws of the State of Mississippi applicable to contracts executed in and to be performed in the State of Mississippi.

21. Venue. The Company, its Affiliates the Participant and the Participant’s assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan must be brought in the United States District Court in Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a state court in Delaware) and that all parties submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 21 are for any reason held invalid or unenforceable, it is the specific intent of the parties that such provisions be modified to the minimum extent necessary to make it or its application valid and enforceable.

22. No Guarantee of Service Provider Status. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE COVERED SHARES PURSUANT TO THE VESTING SCHEDULE IS EARNED ONLY BY CONTINUOUS STATUS AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR ANY AFFILIATE, AS APPLICABLE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE COVERED SHARES OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE COVERED SHARES GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUOUS STATUS AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND DO NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR ANY AFFILIATE TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

23. Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed to be a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed to be a waiver or relinquishment of such right or power at any other time or times.

* * * * *

EXHIBIT A

DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto____________,_____________ (______________) shares of the common stock of Deep Isolation Nuclear, Inc. (the “Company”), standing in his or her name on the books of the Company represented by Certificate No_______________. (or electronic equivalent) herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company with the power of attorney to transfer the said stock in the books of the Company with full power of substitution. This assignment may be executed by the Participant by means of electronic or digital signatures, which have the same force and effect as manual signatures. The Participant agrees that clicking "I Accept" (or a tab of similar intent) in connection with or response to any electronic communication or other medium has the effect of affixing the Participant’s electronic signature to this assignment.

Dated:	Signature of the Participant

Print Name

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Section 1.83-2 of the regulations.

1. The taxpayer who performed the services is:

Name:
Address:

Social Security No.:
Taxable Year:

2. The property with respect to which the election is made is_________ shares of the common stock of Deep Isolation Nuclear, Inc. (the “Company”).

3. The property was transferred to the undersigned on_______________.

4. The property is subject to a forfeiture condition pursuant to which the issuer has the right to acquire the property without compensation to the taxpayer if for any reason taxpayer’s service with the issuer is terminated. The forfeiture condition lapses in a series of installments depending on certain conditions set forth in an Award Agreement.

5. The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share x_________ shares = $_______.

6. For the property transferred, the undersigned paid $ per share x_________ shares = $________.

7. The amount to include in gross income is $ _______[The amount reported in Item 5 minus the amount reported in Item 6.]

8. A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such property.

9. This statement is executed on_______, _______.

Signature of Spouse (if any)	Signature of Taxpayer

This election must be filed within 30 days after the date of transfer with the Internal Revenue Service Center with which Participant files his or her federal income tax returns. This filing should be made by registered or certified mail, return receipt requested. Participant must retain a copy of the completed form for his or her records, and deliver a copy to the Company.

DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Unit Award (this “Notice”), the Restricted Stock Unit Award Agreement attached hereto (the “Award Agreement”), and the Deep Isolation Nuclear, Inc. 2025 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Restricted Stock Units (the “RSUs”) by Deep Isolation Nuclear, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice will have the meanings set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	___________________	Date of Grant:	___________________
and Address:	___________________	Number of “RSUs”:	___________________
	___________________	Vesting Commencement Date:	___________________

Vesting Schedule:

Subject to the Participant’s continuous status as a Service Provider, and the terms of the Plan, this Notice and the Award Agreement, the RSUs will vest in accordance with the following vesting schedule (the “Vesting Schedule”):

[INSERT VESTING SCHEDULE]

[Notwithstanding the foregoing, the RSUs will become fully vested upon the earlier of: (i) a Change in Control of the Company, (ii) the date that a publicly-traded market exists for the trading of the Company common stock (whether pursuant to an initial public offering or otherwise), (iii) the Participant’s Disability, and (iv) the Participant’s death.]

[SIGNATURES ON NEXT PAGE]

Representations and Agreements of the Participant:

The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to have them reviewed by his or her legal and tax advisers, and hereby represents that the Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. The Participant represents to the Company that the Participant is familiar with the terms of this Notice, the Award Agreement and the Plan, and hereby accepts the RSUs subject to all of their terms. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan will be resolved solely by the Administrator.

Electronic Signature:

This Notice may be executed by the Participant and the Company by means of electronic or digital signatures, which will have the same force and effect as manual signatures. The Participant agrees that clicking “I Accept” (or a tab of similar intent) in connection with or response to any electronic communication or other medium has the effect of affixing the Participant’s electronic signature to this Notice. If required to be executed by electronic or digital signature, this Award of RSUs will be forfeited if the Participant does not so execute this Notice prior to the deadline set forth in the electronic transmission of this Notice and the Award Agreement.

PARTICIPANT:	DEEP ISOLATION NUCLEAR, INC.

Name:	By:

Signature:	Its:

Dated:	Dated:

DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Restricted Stock Unit Award (the “Notice”), this Restricted Stock Unit Award Agreement (this “Award Agreement”), and the Deep Isolation Nuclear, Inc. 2025 Equity Incentive Plan (the “Plan”), Deep Isolation Nuclear, Inc. (the “Company”) hereby grants the individual set forth in the Notice (the “Participant”) the number of Restricted Stock Units (the “RSUs”) set forth in the Notice. Unless otherwise specifically indicated, all terms used in this Award Agreement have the meanings set forth in the Notice or the Plan.

1. Grant of an RSU. The principal features of the Award, including the number of RSUs subject to the Award, are set forth in the Notice.

2. Vesting Schedule. Subject to the Participant’s continuous status as a Service Provider and any other limitations set forth in the Notice, the Plan and this Award Agreement, the RSUs will vest in accordance with the Vesting Schedule provided in the Notice (the “Vesting Schedule”).

3. Risk of Forfeiture. The RSUs will be subject to a risk of forfeiture until such time as the RSUs vest in accordance with the Vesting Schedule. All or any portion of the RSUs subject to a risk of forfeiture will automatically be forfeited and immediately returned to the Company if the Participant’s continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan, the Notice, and this Award Agreement. Additionally, and notwithstanding anything in the Plan, the Notice or this Award Agreement to the contrary, the vested and unvested RSUs (and any Shares acquired upon settlement of the RSUs) will automatically and immediately be forfeited upon the earlier of: (i) the termination of Participant’s continuous status as a Service Provider; and (ii) the Participant’s breach (as determined by the Administrator) of any provision of the Notice, this Award Agreement, the Plan, or any other material agreement between the Company and/or an Affiliate on the one hand and the Participant on the other. The Administrator may implement any forfeiture under this Section 3 in a unilateral manner, without the Participant’s consent, and with no payment to the Participant, cash or otherwise, for the forfeited RSUs. In addition, if a Participant’s continuous status as a Service Provider is terminated for Cause, to the extent that the Participant has sold any Shares acquired upon settlement of the RSUs, the Participant shall be required to pay to the Company, in addition to any other remedy available (on a non-exclusive basis), within thirty (30) days of the Company’s request, an amount, specified by the Company, up to the aggregate after-tax proceeds that the Participant received upon the sale or other disposition of such Shares.

4. Settlement of RSUs into Shares. Subject to the terms of this Award Agreement, on the date all or any portion of the RSUs vest pursuant to the Vesting Schedule, each RSU that vests will immediately and automatically be converted into one Share and immediately thereafter will be issued to the Participant.

5. Dividend Equivalents. The Company shall pay currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the fifteen (15th) day of the third (3rd) month following the date that the dividend is paid to holders of Common Stock), in cash, an amount equal to the Dividend Equivalents with respect to the RSUs, whether vested or unvested.

6. Taxes. The Participant hereby acknowledges and understands that the Participant may suffer adverse tax consequences as a result of the Participant’s receipt of, vesting in, or disposition of, the RSUs.

(a) Representations. The Participant has reviewed with the Participant’s tax advisors the tax consequences of the Notice, this Award Agreement and the RSUs granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company, any Affiliate or any of their respective agents. The Participant hereby acknowledges and understands that the Participant (and neither the Company nor any Affiliate) will be responsible for the Participant’s tax liability that may arise as a result of the Participant receiving this Award Agreement and the RSUs granted hereunder.

(b) Payment of Withholding Taxes. The Participant will make appropriate arrangements with the Company or any Affiliate for the satisfaction of all U.S. federal, state, local, non-U.S. income, and employment tax withholding requirements applicable to any RSUs that settle in Shares in accordance with Section 4 of this Award Agreement. The Administrator has the sole authority to determine whether a “net withholding” may be permitted or is required for purposes of the Participant satisfying his or her obligations under this Section 6(b). The Participant hereby acknowledges the Company’s and any Affiliate’s obligations under this Award Agreement are fully contingent on the Participant first satisfying this Section 6(b). Therefore, a failure of the Participant to reasonably satisfy this Section 6(b) in accordance with the Administrator’s sole and absolute discretion will result in the automatic termination and expiration of this Award Agreement and the Company’s obligations hereunder. The Participant hereby agrees that a breach of this Section 6(b) will be deemed to be a material breach of this Award Agreement.

(c) No Application of Section 409A. The RSUs and this Award Agreement are intended to avoid the application of Section 409A of the Code (“Section 409A”) because there is no deferral arrangement. Notwithstanding any other provision in the Plan or this Award Agreement to the contrary, the Administrator has the right, in its sole discretion, to adopt such amendments to the Plan or this Award Agreement or take such other actions (including amendments and actions with retroactive effect) as the Administrator determines are necessary or appropriate for the RSUs to comply with Section 409A.

7. Non-Transferability of RSUs. The RSUs may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant (other than by will or by the laws of descent and distribution) and will not be subject to sale under execution, attachment, levy or similar process. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s RSUs in the event of the Participant’s death on a beneficiary designation form provided by the Administrator. The terms of the Notice, this Award Agreement and the Plan are binding upon the executors, administrators, heirs, successors and assigns of the Participant. Any attempt to transfer RSUs in violation of this Section 7 will be null and void and will be disregarded.

8. No Rights as a Shareholder of the Company. The Participant’s receipt of the grant of RSUs pursuant to the Notice and this Award Agreement will not provide or confer rights or status as a shareholder of the Company unless and until Shares are issued to the Participant in accordance with Section 4 of this Award Agreement.

9. Legality of Initial Issuance. No Shares will be issued in accordance with Section 4 of this Award Agreement unless and until the Administrator has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed, if any, have been satisfied; and (iii) any other applicable provision of any Applicable Laws has been satisfied.

10. Restrictions on Transfer.

(a) Legends. The Participant hereby acknowledges and agrees that the Company may cause legends to be placed upon any certificate(s) (or electronic equivalent) evidencing ownership of the Shares issued to the Participant in accordance with Section 4 of this Award Agreement as may be deemed desirable by the Company or required by state or U.S. federal securities laws or other Applicable Laws.

(b) Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein and Applicable Laws, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Restricted Securities. The Participant understands that the Shares issued to the Participant in accordance with Section 4 of this Award Agreement may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering such Shares or an available exemption from registration under the Securities Act, such Shares must be held indefinitely.

(d) Rights of the Company. The Company will not (i) record on its books the transfer of any Shares issued to the Participant in accordance with Section 4 of this Award Agreement that have been sold or transferred in contravention of this Award Agreement, or

(ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Award Agreement. Any transfer of Shares not made in conformance with this Award Agreement will be null and void and will not be recognized by the Company.

11. Lock-up Agreement. The Participant agrees that he or she will not, without the prior written consent of the managing underwriter, if any, during the period commencing on the date of the final prospectus relating to the registration by the Company of Shares or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3 and ending on the date specified by the Company and such managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the Company’s first firm commitment underwritten offering of its equity securities under the Securities Act (the “IPO”), or ninety (90) days in the case of any registration other than the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the recipient or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Participant or the immediate family of the Participant, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each recipient of securities hereunder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 11 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each recipient of securities hereunder until the end of such period.

12. Notice. Any notice required by the terms of this Award Agreement must be given in writing and will be deemed to be effective upon personal delivery or upon the earlier of delivery or the fifth (5th) business day after deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice must be addressed to the Company at its principal executive office and to the Participant at the address that the Participant most recently provided to the Company or an Affiliate.

13. Successors and Assigns. Except as provided herein to the contrary, the Notice, this Award Agreement and the Plan are binding upon and will inure to the benefit of the parties to the Notice and this Award Agreement, their respective permitted successors and assigns.

14. No Assignment. Except as otherwise provided in this Award Agreement, the Participant may not assign any of his or her rights under the Notice, this Award Agreement, or the Plan without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company is permitted to assign its rights or obligations under the Notice, this Award Agreement and the Plan.

15. Construction; Severability. The captions used in this Award Agreement are inserted for convenience and are not to be deemed to be a part of this Award Agreement for construction or interpretation. Except where otherwise indicated by the context, the singular form includes the plural form and the plural form includes the singular form. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. The term “include” or “including” does not denote or imply any limitation. The term “business day” means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Mississippi. The validity, legality or enforceability of the remainder of the Notice and this Award Agreement will not be affected even if one or more of the provisions of the Notice or this Award Agreement are held to be invalid, illegal or unenforceable in any respect.

16. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by Applicable Laws, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, grant or award notifications and agreements, account statements, reports, and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and has the same force and effect as, his or her manual signature.

17. Administration and Interpretation. Any determination by the Administrator in connection with any question or issue arising under the Notice, the Plan or this Award Agreement will be final, conclusive and binding on the Participant, the Company, its Affiliates and all other persons. Any question or dispute regarding the interpretation of this Award Agreement or the receipt of the RSUs or Shares hereunder must be submitted by the Participant to the Administrator. The resolution of such question or dispute by the Administrator will be final and binding on all parties.

18. Counterparts. The Notice may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile or portable document format (.pdf), and each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument.

19. Entire Agreement; Governing Law; and Amendments. The provisions of the Plan and the Notice are incorporated herein by reference. The Plan, the Notice, and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, its Affiliates and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Award Agreement is governed by the laws of the State of Delaware applicable to contracts executed in and to be performed in the State of Delaware. Notwithstanding the foregoing or any other provision in the Plan or this Award Agreement to the contrary, the Administrator has the right, in its sole discretion, to unilaterally adopt amendments to this Award Agreement or the Plan to the minimum extent necessary or appropriate (as determined by the Administrator in its sole discretion) for the RSUs to comply with Section 409A.

20. Venue. The Company, its Affiliates, the Participant and the Participant’s assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan must be brought in the United States District Court located in Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a state court in Delaware) and that all parties submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 20 are for any reason held invalid or unenforceable, it is the specific intent of the parties that such provisions be modified to the minimum extent necessary to make it or its application valid and enforceable.

21. No Guarantee of Continuous Service Provider Status. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RSUS PURSUANT TO THE VESTING SCHEDULE IS EARNED ONLY BY CONTINUOUS STATUS AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR ANY AFFILIATE, AS APPLICABLE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RSUS OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE RSUS GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF SERVICE PROVIDER STATUS FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND DO NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR ANY AFFILIATE TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

22. Unsecured General Creditor. The Participant has no legal or equitable rights, interests or claims in any property or assets of the Company or any Affiliate due to the Notice, this Award Agreement and the grant of RSUs hereunder. For purposes of the payment of benefits under the Notice and this Award Agreement, the Participant has no more rights than those of a general creditor of the Company. The Company’s obligation under the Notice and this Award Agreement will be that of a conditional unfunded and unsecured promise to pay money or property in the future.

23. Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed to be a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed to be a waiver or relinquishment of such right or power at any other time or times.

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DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Subject to the terms and conditions of this Notice of Stock Option Award (this “Notice”), the Stock Option Award Agreement attached hereto (the “Award Agreement”), and the Deep Isolation Nuclear, Inc. 2025 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted an option (the “Option”) to purchase the below number of Shares of Common Stock by Deep Isolation Nuclear, Inc., a Delaware corporation (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice will have the meanings set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	___________________	Date of Grant :	___________________
and Address:	___________________	Vesting Commencement Date:	___________________
	___________________	Exercise Price per Share:	___________________
Type of Option:	[ ] Nonstatutory Stock Option [ ] Incentive Stock Option	Total Number of Shares (“Optioned Shares”):	___________________
Expiration Date:	___________________

Vesting Schedule:

Subject to the Participant’s continuous status as a Service Provider, and the terms of the Plan, this Notice and the Award Agreement, the Optioned Shares vest over a [4]-year period in accordance with the following vesting schedule (the “Vesting Schedule”):

Vesting Date	Nonforfeitable Percentage
1st anniversary of the Vesting Commencement Date	25% will vest, combined total of 25% vested
2nd anniversary of the Vesting Commencement Date	25% will vest, combined total of 50% vested
3rd anniversary of the Vesting Commencement Date	25% will vest, combined total of 75% vested
4th anniversary of the Vesting Commencement Date	25% will vest, combined total of 100% vested

[Notwithstanding the foregoing, the Optioned Shares will automatically become fully vested upon the earlier of: (i) a Change in Control of the Company, (ii) the Participant’s Disability and (iii) the Participant’s death].

Maximum Exercise Period:

Pursuant to Section 3 of the Award Agreement and Section 7(f) of the Plan, the post-termination exercise period will be:

Event Triggering Termination of Option	Max Time to Exercise Following Triggering Event
Termination of Service Provider status (except as provided below)	90 days
Termination of Service Provider status due to Disability	12 months
Termination of Service Provider status due to death	12 months

[SIGNATURES ON NEXT PAGE]

Representations and Agreements of the Participant:

The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to have them reviewed by his or her legal and tax advisers, and hereby represents that the Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. The Participant represents to the Company that the Participant is familiar with the terms of this Notice, the Award Agreement and the Plan, and hereby accepts the Optioned Shares subject to all of their terms. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan will be resolved solely by the Administrator.

Electronic Signature:

This Notice may be executed by the Participant and the Company by means of electronic or digital signatures, which will have the same force and effect as manual signatures. The Participant agrees that clicking “I Accept” (or a tab of similar intent) in connection with or response to any electronic communication or other medium has the effect of affixing the Participant’s electronic signature to this Notice. If required to be executed by electronic or digital signature, this Award of Optioned Shares will be forfeited if the Participant does not so execute this Notice prior to the deadline set forth in the electronic transmission of this Notice and the Award Agreement.

DEEP ISOLATION NUCLEAR, INC.	PARTICIPANT:

By:	Signature:

Its:	Dated:

Dated:

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DEEP ISOLATION NUCLEAR, INC.
2025 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Stock Option Award (the “Notice”), this Stock Option Award Agreement (this “Award Agreement”), and the Deep Isolation Nuclear, Inc. 2025 Equity Incentive Plan (the “Plan”), Deep Isolation Nuclear, Inc., a Delaware corporation (the “Company”), hereby grants the individual set forth in the Notice (the “Participant”) an option (the “Option”) to purchase Shares of Common Stock. Unless otherwise specifically indicated, all terms used in this Award Agreement have the meanings set forth in the Notice or the Plan.

1. Grant of the Option. The principal features of the Option, including the number of Optioned Shares subject to the Option, are set forth in the Notice.

2. Vesting Schedule and Risk of Forfeiture.

(a) Vesting Schedule. Subject to the Participant’s continuous status as a Service Provider and any other limitations set forth in the Notice, the Plan or this Award Agreement, the Optioned Shares will vest in accordance with the Vesting Schedule provided in the Notice (the “Vesting Schedule”).

(b) Risk of Forfeiture. The Optioned Shares will be subject to a risk of forfeiture until such time as the Optioned Shares vest in accordance with the Vesting Schedule. All or any portion of the Optioned Shares subject to a risk of forfeiture will automatically be forfeited and immediately returned to the Company if the Participant’s continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Notice, this Award Agreement, and the Plan. Additionally, and notwithstanding anything in the Notice or this Award Agreement to the contrary, the vested and unvested Optioned Shares will automatically and immediately be forfeited upon the earlier of: (i) the termination of Participant’s continuous status as a Service Provider for Cause, or (ii) the Participant’s breach (as determined by the Administrator) of any provision of the Notice, this Award Agreement, the Plan or any other material agreement between the Company and/or an Affiliate on the one hand and the Participant on the other. The Company may implement any forfeiture under this Section 2(b) in a unilateral manner, without the Participant’s consent, and with no payment to the Participant, cash or otherwise, for the forfeited Optioned Shares.

3. Exercise of Option.

(a) Right to Exercise. The Optioned Shares will be exercisable during their term cumulatively according to the Vesting Schedule and the applicable provisions of the Plan; however, the Optioned Shares may not be exercised for a fraction of a Share. Additionally, and notwithstanding anything in the Notice, this Award Agreement, the Plan or any other agreement to the contrary, the Participant’s right to exercise vested Optioned Shares will automatically expire, and the vested Optioned Shares will automatically terminate, upon the end of the earlier of (i) the Maximum Exercise Period prescribe din the Notice, and (ii) the Expiration Date (as set forth in the Notice). Thereafter, no Optioned Shares may be exercised.

(b) Method of Exercise. The Option will be exercisable to the extent then vested by delivery of a written exercise notice in a form acceptable to the Administrator (the “Exercise Notice”), which must state the election to exercise the Option, the number of Optioned Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Administrator. The Exercise Notice must be signed by the Participant (or by the Participant’s beneficiary or other person entitled to exercise the Option in the event of the Participant’s death under the Plan) and must be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice must be accompanied by payment of the aggregate Exercise Price as to all Optioned Shares exercised. The Option will be deemed to be exercised as of the date (the “Exercise Date”): (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, and (ii) all other applicable terms and conditions of this Award Agreement and the Exercise Notice are satisfied in the sole discretion of the Administrator.

(c) Approval by Shareholders and Compliance Restrictions on Exercise. Notwithstanding any other provision of this Award Agreement to the contrary, no portion of the Option will be exercisable at any time prior to the approval of the Plan by the shareholders of the Company. No Shares will be issued pursuant to the exercise of an Option unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Laws. The Participant will not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option prior to the Exercise Date.

(d) Issuance of Shares. After receiving the Exercise Notice, the Company will cause to be issued a certificate or certificates (or electronic equivalent) for the Shares as to which the Option has been exercised, registered in the name of the person exercising the Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company will cause the certificate or certificates (or electronic equivalent) to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

4. Method of Payment. Payment of the aggregate Exercise Price may be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a) cash or cash equivalents;

(b) check;

(c) if approved by the Administrator (in its sole discretion), surrendering or attesting to the ownership of Shares that are already owned by the Participant that meet the conditions established by the Administrator to avoid adverse accounting consequences, valued at their Fair Market Value on the date the Option is exercised;

(d) if approved by the Administrator (in its sole discretion), consideration received by the Company under a formal cashless exercise program adopted by the Company; (e) if approved by the Administrator (in its sole discretion), through a “net exercise” feature; or

(e) if approved by the Administrator (in its sole discretion), through a "net exercise" feature; or

(f) at the sole discretion of the Administrator, any combination of such methods or any other form of consideration and method of payment to the extent permitted by Applicable Laws.

5. Non-Transferability of Option. The Option and the rights and privileges conferred hereby may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of (whether by operation of law or otherwise) in any manner other than by will or by the laws of descent or distribution, will not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Notice, this Award Agreement and the Plan are binding upon the executors, administrators, heirs, successors and assigns of the Participant.

6. Term of Option. The Option will in any event expire on the Expiration Date set forth in the Notice, and may be exercised prior to the Expiration Date only in accordance with the Plan and the terms of this Award Agreement.

7. Taxes. The Participant hereby acknowledges and understands that the Participant may suffer adverse tax consequences as a result of the Participant’s exercise of the Option or disposition of the Optioned Shares.

(a) Representations. The Participant has reviewed with the Participant’s tax advisors the tax consequences of the Notice, this Award Agreement and the Optioned Shares granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company, any Affiliate or any of their respective agents. The Participant hereby acknowledges and understands that the Participant (and neither the Company nor any Affiliate) will be responsible for the Participant’s tax liability that may arise as a result of the Participant receiving this Award Agreement and the Optioned Shares granted hereunder.

(b) Payment of Withholding Taxes. The Participant will make appropriate arrangements with the Company or any Affiliate for the satisfaction of all U.S. federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise. The Administrator has the sole authority to determine whether a “net withholding” may be permitted or is required for purposes of the Participant satisfying his or her obligations under this Section 7(b). The Participant hereby acknowledges the Company’s and any Affiliate’s obligations under this Award Agreement are fully contingent on the Participant first satisfying this Section 7(b). Therefore, a failure of the Participant to reasonably satisfy this Section 7 in accordance with the Administrator’s sole and absolute discretion will result in the automatic termination and expiration of this Award Agreement and the Company’s obligations hereunder. The Participant hereby agrees that a breach of this Section 7 will be deemed to be a material breach of this Award Agreement.

(c) Notice of Disqualifying Disposition of Shares. If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of: (i) the date two (2) years after the Date of Grant and (ii) the date one year after the date of exercise, the Participant will immediately notify the Company in writing of such disposition.

8. Adjustment of Shares. In the event of any transaction described in Section 15(a) of the Plan, the terms of the Option (including, without limitation, the number and kind of the Optioned Shares and the Exercise Price) shall be adjusted as set forth therein. This Award Agreement in no way affects the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

9. Legality of Initial Issuance. No Shares will be issued upon the exercise of the Option unless and until the Administrator has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed, if any, have been satisfied; and (iii) any other applicable provision of any Applicable Laws has been satisfied.

10. No Registration Rights. The Company may, but is not obligated to, register or qualify the sale of Optioned Shares under the Securities Act or any other Applicable Laws. The Company is not obligated to take any affirmative action in order to cause the sale of Optioned Shares to comply with any law.

11. Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with Applicable Laws.

12. Notice. Any notice required by the terms of this Award Agreement must be given in writing and will be deemed to be effective upon the earlier of personal delivery and the fifth (5th) business day after deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice must be addressed to the Company at its principal executive office and to the Participant at the address that the Participant he or she most recently provided to the Company or an Affiliate.

13. Successors and Assigns. Except as provided herein to the contrary, the Notice, this Award Agreement and the Plan are binding upon and will inure to the benefit of the parties to the Notice and this Award Agreement, their respective permitted successors and assigns.

14. No Assignment. Except as otherwise provided in this Award Agreement, the Participant may not assign any of his or her rights under the Notice, this Award Agreement or the Plan without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company is permitted to assign its rights or obligations under the Notice, this Award Agreement and the Plan.

15. Construction; Severability. The captions used in this Award Agreement are inserted for convenience and are not to be deemed to be a part of this Award Agreement for construction or interpretation. Except where otherwise indicated by the context, the singular form includes the plural form and the plural form includes the singular form. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. The term “include” or “including” does not denote or imply any limitation. The term “business day” means any Monday through Friday other than such a day on which banks are authorized to be closed in the State of Delaware. The validity, legality or enforceability of the remainder of the Notice and this Award Agreement will not be affected even if one or more of the provisions of the Notice or this Award Agreement are held to be invalid, illegal or unenforceable in any respect.

16. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by Applicable Laws, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, grant or award notifications and agreements, account statements, reports, and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and have the same force and effect as, his or her manual signature.

17. Administration and Interpretation. Any determination by the Administrator in connection with any question or issue arising under the Notice, the Plan or this Award Agreement will be final, conclusive and binding on the Participant, the Company, its Affiliates, and all other persons. Any question or dispute regarding the interpretation of this Award Agreement or the receipt or exercise of the Option hereunder must be submitted by the Participant to the Administrator. The resolution of such question or dispute by the Administrator will be final and binding on all parties.

18. Counterparts. The Notice and each of the exhibits to this Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile or portable document format (.pdf), and each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument.

19. Entire Agreement; Governing Law; and Amendments. The provisions of the Plan and the Notice and the applicable exhibits are incorporated herein by reference. The Plan, the Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, its Affiliates and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Award Agreement is governed by the laws of the State of Delaware applicable to contracts executed in and to be performed in the State of Delaware.

20. Venue. The Company, its Affiliates, the Participant and the Participant’s assignees agree that any suit, action or proceeding arising out of or related to the Notice, this Award Agreement or the Plan must be brought in the United States District Court for the District of Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a state court in Delaware) and that all parties submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 20 are for any reason held invalid or unenforceable, it is the specific intent of the parties that such provisions be modified to the minimum extent necessary to make it or its application valid and enforceable.

21. No Guarantee of Continuous Service Provider Status. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONED SHARES PURSUANT TO THE VESTING SCHEDULE IS EARNED ONLY BY CONTINUOUS SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR ANY AFFILIATE, AS APPLICABLE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTIONED SHARES OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE OPTIONED SHARES GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUOUS SERVICE AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND DO NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR ANY AFFILIATE TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

22. Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed to be a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed to be a waiver or relinquishment of such right or power at any other time or times.

* * * * *